SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):          MARCH 4, 2002



                  SINGLE SOURCE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



             NEW YORK                   000-33229             16-1576984
         (State or other               (Commission         (I.R.S. Employer
   jurisdiction of incorporation)      File Number)      Identification  No.)



                         121 NORTH SAN VICENTE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA  90211
              (Address of principal executive offices)  (zip code)


                                 (888) 262-1600
              (Registrant's telephone number, including area code)




         (Former name or former address, if changed since last report.)


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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.          OTHER  EVENTS

     Effective March 4, 2002, Brandon Becker resigned as Vice President and as a Director of the Company.

     At the present time, the Board of Directors is reviewing candidates to fill the vacancy on the Board left by the resignation of Mr. Becker.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

     None.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March  8,  2002                    Single  Source  Financial  Services
                                           Corporation


                                           /s/ Arnold F. Sock
                                           __________________________
                                           By:     Arnold  F.  Sock
                                           Its:    President

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